Financial Update Karen Holcom, Chief Financial Officer

2 Forward Looking Statements This presentation includes “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, that are based on management’s beliefs and assumptions and information currently available to management. Forward-looking statements are subject to known and unknown risks and uncertainties, many of which may be beyond our control. We caution you that the forward-looking information contained in this presentation is not a guarantee of future events, and that actual events may differ materially from those made in or suggested by the forward-looking information contained in this presentation. In addition, forward-looking statements are statements other than those of historical fact and may include statements relating to goals, plans, market conditions and projections regarding Acuity Brands’ strategy, and specifically include statements made in this presentation regarding: Acuity Brands’ commitment to reduce carbon emissions, market growth expectations and financial performance goals. Generally, forward-looking statements can be identified by the use of forward-looking terminology such as “may,” “plan,” “seek,” “comfortable with,” “will,” “expect,” “intend,” “estimate,” “anticipate,” “believe” or “continue” or the negative thereof or variations thereon or similar terminology. A number of important factors could cause actual events to differ materially from those contained in or implied by the forward-looking statements, including those factors discussed in our annual report on Form 10-K for the fiscal year ended August 31, 2020, filed on October 23, 2020 and those described from time to time in our other filings with the U.S. Securities & Exchange Commission (the “SEC”), which can be found at the SEC’s website www.sec.gov. Any forward-looking information presented herein is made only as of the date of this presentation, and we do not undertake any obligation to update or revise any forward-looking information to reflect changes in assumptions, the occurrence of events, or otherwise.

3 This presentation includes the following non-generally accepted accounting principles ("GAAP") financial measures: “adjusted gross profit,” “adjusted gross profit margin,” “adjusted operating profit,” “adjusted operating profit margin,” “adjusted net income,” “adjusted diluted earnings per share,” “ABL adjusted operating profit,” “ABL adjusted operating profit margin,” “ISG adjusted operating profit,” and “ISG” adjusted operating profit margin”. These non-GAAP financial measures are provided to enhance the reader's overall understanding of the Company's current financial performance and prospects for the future. Specifically, management believes that these non-GAAP measures provide useful information to investors by excluding or adjusting items for acquisition-related items, amortization of acquired intangible assets, share-based payment expense, special charges associated with continued efforts to streamline the organization and to integrate recent acquisitions, and an impairment of investment. Management typically adjusts for these items for internal reviews of performance and uses the above non-GAAP measures for baseline comparative operational analysis, decision making, and other activities. Management believes these non-GAAP measures provide greater comparability and enhanced visibility into the Company’s results of operations as well as comparability with many of its peers, especially those companies focused more on technology and software. Non-GAAP financial measures included in this presentation should be considered in addition to, and not as a substitute for or superior to, results prepared in accordance with GAAP. See slides 18-21 of this presentation for a reconciliation of such non-GAAP financial measures to the corresponding GAAP measure. Segment Reporting During the third quarter of fiscal 2021, the Company completed a realignment of its business operations and structure. As a result, beginning in the third quarter of fiscal 2021, the Company reports its financial results of operations in two reportable segments, Acuity Brands Lighting and Lighting Controls (“ABL”) and Intelligent Spaces Group (“ISG”), consistent with how the Company's chief operating decision maker evaluates operating results, assesses performance, and allocates resources within the Company. Historical segment information has been recast to conform to the current segment structure. Non-GAAP Financial Measures

4 I am proud of all our associates who worked together to return the Company to growth. Our team thrives in an entrepreneurial environment. We are a values-driven organization and we think like owners. Like you. Karen Holcom, Acuity CFO

Fiscal Q3’21 Highlights 5 Transforming Acuity  Returned the Company to Growth  Expanded Gross Profit Margin by 80 Bps versus Prior Year “VPY” and Operating Margin by 240 Bps VPY  Announced Trevor Palmer as President of ABL Group  Welcomed Peter Han as President of ISG and the Rockpile Team  Announced our Corporate Values  Announced our Commitment to 100 Million Metric Tons of Carbon Reduction by 2030 Post-Quarter  Expected to Close the Acquisition of ams OSRAM’s North American Digital Systems business on July 1, 2021

6 Consolidated Financial Summary Net Sales Gross Profit Margin Operating Profit Margin Adj. Operating Profit Margin1 Diluted EPS Adj. Diluted EPS1 $899.7M ↑ 15.9% VPY 15.2% ↑ 170bps VPY $2.37 ↑ 55.9% VPY 43.0% ↑ 80bps VPY 13.1% ↑ 240 bps VPY $2.77 ↑ 42.8% VPY Solid Performance Across Third-Quarter 2021 1 Adjusted Operating Profit and Adjusted Diluted EPS are Reconciled in Our Appendix on Slides 18 and 19, Respectively

7 $834.7 $792.0 $824.2 $776.6 $776.2 $899.7 Q1'20 Q1'21 Q2'20 Q2'21 Q3'20 Q3'21 Fiscal YTD’21 AYI Performance Gross Profit Margin Operating Margin Net Sales 42.6% 42.0% 41.7% 43.4% 43.0% 10.0% 10.8% 9.9% 11.7% 13.1% Improvement Through 2021 Adjusted Operating Margin1 Diluted EPS Adjusted Diluted EPS1 14.3% 13.2% 12.3% 14.0% 15.2% $1.44 $1.57 $1.44 $1.74 $2.37 $2.13 $2.03 $1.84 $2.12 $2.77 42.2% 10.7% 13.5% $1.52 $1.94 ($ In Millions) Net Sales Growth (10.5%) (5.1%) (3.5%) (5.8%) 15.9%(18.1%) 1 Adjusted Operating Profit and Adjusted Diluted EPS are Reconciled in Our Appendix on Slides18 and 19, Respectively

8 WE USE TECHNOLGY TO SOLVE PROBLEMS

9 Defining ABL and ISG Adjusted Operating Profit1 Net Sales $126.5 $135.8 Diluted EPS Adjusted Diluted EPS1 ($ In Millions) $850.0 1 Reconciliations for Adjusted Figures can be found on Slides 18 - 19 Operating Profit Q3’21 YTD’21 Q3’21 YTD’21 Q3’21 YTD’21 ABL ISG Total AYI $7.2 $11.1 $55.4 $118.1 $136.8 $2.37 $899.7 $2.77 $2,340.4 $139.5 $326.9 $356.0 $7.9 $19.6 $294.8 $349.9 $5.66 $2,468.3 $6.90 Modelling Our New Reportable Segments

ABL Performance in Fiscal Q3'21

Improved Sales Growth and Operating Margin Expansion

- Total ABL **Sales Increased 14.6%** to $850M for Q3'21 VPY
- Improvements Driven by **Go-to Market Improvements** and Recovery in Construction Markets
- Corporate Accounts Benefited from Retailers **Lifting Restrictions** Around On-Premise Contractors
- Retail Channel Continued to be Impacted by a **Customer Inventory Rebalancing**
- ABL Operating Profit **Increased 28.3%** to $126.5M for Q3'21 VPY
- ABL Adjusted Operating Profit[1] **Increased 25.3%** to $135.8M for Q3'21 VPY

Q3'21 Breakdown of ABL Revenue VPY

(In Millions)



Q3'21
Q3'20
Independent Sales Network
$628.0
$549.4
Direct Sales Network
$96.7
$69.4
Retail Sales
$36.1
$48.7
Corporate Accounts
$44.0
$39.1
Other
$45.2
$35.0

AcuityBrands.

[1] Adjusted Operating Profit is Reconciled in the Appendix of out Investor Day Presentation

ISG Performance in Fiscal Q3'21

ISG Continues to Grow and is Funding Reinvestment

Q3'21 ISG Performance VPY

(In Millions)



Q3'20
Q3'21
$37.7
$55.4
($0.2)
$7.2
Net Sales
Operating Profit

- Total ISG Sales **Increased 46.9%** to $55.4M for Q3'21 VPY
- ISG Operating Profit **Increased $ 7.4M** to $7.2M for Q3'21 VPY
- ISG Adjusted Operating Profit[1] **Increased $ 6.1M** to $11.1M for Q3'21 VPY
- Appointed **Peter Han**, President of Intelligent Spaces Group
- Welcomed **Rockpile Ventures** to the Portfolio

[1] Adjusted Operating Profit is Reconciled in in the Appendix of out Investor Day Presentation

Fiscal YTD’21 Cash Flow Analysis 12 $316M Operating Cash Flow $31M Capex $341M Share Repurchase Solid Cash Flow Generation; Capital Allocated to Growth Initiatives Capital Allocation Priorities Reinvestment in Growth Working Capital Capex M&A Rockpile Ventures Dividend Maintained Share Repurchases 3.3M Shares

 Impact of March 2020 Price Rises Not Felt Until End of Third Quarter of 2021  Revenue Impact Immaterial During Third Quarter of 2021 13 AYI Strategic Topics Price Increases Raw Material Increases Electrical Component Shortages Segment Breakdown  Volatility in Component Pricing During the Third Quarter  Price Increase Announcement Goes Into Effect Fourth Quarter of 2021  Supply Chain Continues to be Volatile as Demand Improves  Working Closely with Suppliers and Customers to Mitigate Impact  Drives Strategic Focus Across Leadership Teams  Aligns Financial Reporting with AYI Operations Positioned for Growth; Volatility in Raw Material Costs and Labor and Component Availability Expected to Continue

14

Financial Performance Objective

AYI to Continue its Transformation

	Transform *Last 18 Months*	Maintain/Grow *Next 18 Months*	Amplify *Beyond*
ABL Revenue	Outperformed Market	Total Construction + ~Mid-Single Digits	Total Construction + ~Mid-Single Digits
ISG Revenue	Growth During Pandemic	~Mid Teens	~Mid Teens
Gross Profit Margin	41% - 43%	~42%	~42%
Capital Allocation Priorities	Repurchased ~10% of Outstanding Shares	Organic Growth Bolt-on Acquisitions	Organic Growth Bolt-on Acquisitions New Opportunities

AcuityBrands
15

 We Have Done What We Said We Would Do  We Have Returned the Company to Growth  We Have Improved our Margins  We are Being Strategic and Deliberate in our Approach to Capital Allocation  We are Focused on Creating Long Term Value for our Shareholders 16 Fiscal Q3’21 Key Take-Aways Continued Solid Performance Through Third-Quarter 2021

Appendix and Non-GAAP Reconciliations

18 Reconciliation of Non-GAAP Measures: Adjusted Operating Profit and Adjusted Operating Profit Margin (In $Millions) Second Quarter Feb. 28, 2021 Feb. 29, 2020 Nov. 30, 2020 Nov. 30, 2019 Operating Profit (GAAP) $91.0 $81.4 $85.7 $83.6 + Amortization of acquired intangible assets 10.1 10.4 10.1 9.6 + Share-based payment expense 7.5 8.0 7.7 16.7 + Acquisition-related items1 - 0.3 - 2.2 Adjusted operating Profit $108.9 $101.7 $104.2 $119.0 + Special Charges 0.3 1.6 0.7 6.9 Operating Profit (GAAP) Margin 11.7% 9.9% 10.8% 10.0% Adjusted operating Profit Margin 14.0% 12.3% 13.2% 14.3% Third Quarter `May 31, 2021 May 31, 2020 $118.1 $83.0 10.2 10.8 7.1 7.8 0.9 - $136.8 $104.9 0.5 3.3 13.1% 10.7% 15.2% 13.5% First Quarter 1 Acquisition-Related Items Include Profit in Inventory and Professional Fees.

19 Reconciliation of Non-GAAP Measures: Adjusted Net Income and Adjusted Earnings Per Share (In Millions Except Per Share Data) Second Quarter Feb. 28, 2021 Feb. 29, 2020 Nov.30, 2021 Nov.30, 2020 Net Income (GAAP) $62.9 $57.2 + Amortization of acquired intangible assets 10.1 10.4 + Share-based payment expense 7.5 8.0 + Acquisition-related items1 - 0.3 Adjusted net income $76.7 $73.1 + Special Charges 0.3 1.6 Third Quarter `May 31, 2021 May 31, 2020 $85.7 $60.4 10.2 10.8 7.1 7.8 0.9 - $100.4 $77.2 0.5 3.3 First Quarter Diluted weighted average number of shares outstanding 36.2 39.7 36.2 39.7 Diluted Earnings Per Share $2.37 $1.52 $1.74 $1.44 Adjusted Diluted Earnings Per Share $2.77 $1.94 $2.12 $1.84 37.8 39.6 $1.57 $1.44 $2.03 $2.13 $59.6 $57.0 10.1 9.6 7.7 16.7 - 2.2 $76.9 $84.2 0.7 6.9 Total pre-tax adjustments to net income 17.9 20.318.7 21.9 22.5 35.4 Income tax effects (4.1) (4.4)(4.0) (5.1) (5.2) (8.2) 1 Acquisition-Related Items Include Profit in Inventory and Professional Fees. + Impairment of investment - -- - 4.0 -

20 Reconciliation of Non-GAAP Measures: Adjusted Operating Profit and Adjusted Operating Profit Margin (In $Millions) Segment Breakdown (ABL) Second Quarter Feb. 28, 2021 Feb. 29, 2020 Nov. 30, 2020 Nov. 30, 2019 Operating Profit (GAAP) $102.0 $95.8 $98.4 $109.6 + Amortization of acquired intangible assets 6.9 6.8 7.0 6.5 + Share-based payment expense 3.0 3.9 2.9 4.3 + Acquisition-related items1 - 0.1 - 1.1 Adjusted operating Profit $111.9 $106.6 $108.3 $121.5 Operating Profit (GAAP) Margin 13.8% 12.2% 13.1% 13.7% Adjusted operating Profit Margin 15.2% 13.5% 14.4% 15.2% Third Quarter `May 31, 2021 May 31, 2020 $126.5 $98.6 6.9 6.9 2.4 2.9 - - $135.8 $108.4 14.9% 13.3% 16.0% 14.6% First Quarter 1 Acquisition-Related Items Include Profit in Inventory

21 Reconciliation of Non-GAAP Measures: Adjusted Operating Profit and Adjusted Operating Profit Margin (In $Millions) Segment Breakdown (ISG) Second Quarter Feb. 28, 2021 Feb. 29, 2020 Nov. 30, 2020 Nov. 30, 2019 Operating Profit (GAAP) $0.8 ($3.4) ($0.1) $1.3 + Amortization of acquired intangible assets 3.2 3.6 3.1 3.1 + Share-based payment expense 0.8 1.9 0.7 1.3 Adjusted operating Profit $4.8 $2.1 $3.7 $5.7 Operating Profit (GAAP) Margin 1.8% (8.7%) (0.2%) 3.3% Adjusted operating Profit Margin 11.1% 5.4% 9.1% 14.5% Third Quarter `May 31, 2021 May 31, 2020 $7.2 ($0.2) 3.3 3.9 0.6 1.3 $11.1 $5.0 13.0% (0.5%) 20.0% 13.3% First Quarter

ABL Quarterly Trends $798.0 $788.2 $741.6 $853.1 $753.6 $736.8 $850.0 Q1'20 Q2'20 Q3'20 Q4'20 Q1'21 Q2'21 Q3'21 Net Sales Growth Operating Margin Net Sales Adjusted1 Operating Margin (In $Millions) - 13.7% 15.2% - 12.2% 13.5% - 13.3% 14.6% - 14.3% 15.4% (5.6%) 13.1% 14.4% (6.5%) 13.8% 15.2% 14.6% 14.9% 16.0% 1 Adjusted Operating Profit and Adjusted Operating Profit Margin for ABL is Reconciled, on Slide 20 22

ISG Quarterly Trends $39.3 $39.1 $37.7 $40.9 $40.8 $43.3 $55.4 Q1'20 Q2'20 Q3'20 Q4'20 Q1'21 Q2'21 Q3'21 Net Sales Growth Operating Margin Net Sales Adjusted1 Operating Margin (In $Millions) - 3.3% 14.5% - (8.7%) 5.4% - (0.5%) 13.3% - (3.9%) 5.1% 3.8% (0.2%) 9.1% 10.7% 1.8% 11.1% 46.9% 13.0% 20.0% 1 Adjusted Operating Profit and Adjusted Operating Profit Margin for ISG is Reconciled, on Slide 21 23